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Consent of Independent Registered (Withdrawal pending) Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (File No. 333-276209) and Form S-8 (No. 333-261422) of GreenPower Motor Company Inc. of our report dated June 30, 2022, relating to the consolidated financial statements, which appears in this Annual Report on Form 20-F.

/s/ Crowe MacKay LLP Chartered Professional Accountants Vancouver, Canada July 1, 2024